TIFF Investment Program (“TIP”)

Supplement dated June 7, 2023

to the TIP Prospectus dated April 28, 2023, as Supplemented April 28, 2023

This supplement provides new and additional information to the TIP prospectus dated April 28, 2023, as supplemented April 28, 2023 (the “Prospectus”).

On June 6, 2023, the Board of Trustees of TIP (the “Board”) approved two proposals that affect TIFF Multi-Asset Fund (the “Fund”) and its members. The proposals relate to: (1) the re-election of the current Board members of TIP, and (2) the approval of a new advisory agreement between TIP, on behalf of the Fund, and TIFF Advisory Services, LLC.

Management of TIFF Advisory Services, Inc. (“TAS”), the Fund’s investment adviser, intends to convert TAS from a Delaware non-stock corporation to an employee-owned public benefit limited liability company, organized under Delaware law (the “Reorganization”). While there are no anticipated changes to either TAS’s operations, the TAS team, or the Fund’s portfolio managers, the Reorganization constitutes a “change of control” of the Fund’s investment adviser, thereby resulting in the “assignment” of the current advisory agreement with TAS under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the current advisory agreement must provide for its automatic termination in the event of its assignment. Therefore, a new advisory agreement with TIFF Advisory Services, LLC (the new name of TAS after the Reorganization) is necessary and the 1940 Act requires that the Fund’s members approve the new advisory agreement.

In connection with the above proposals, the Board has called a special meeting of the Fund’s members to be held on September 8, 2023, at which members will be asked to vote on the proposals. Each proposal must be approved by the Fund’s members for that proposal to take effect. The Fund’s members will be receiving a proxy statement that they should read carefully for information about the Reorganization and the reasons therefor.

Neither the Reorganization nor the new advisory agreement with TAS are expected to affect members’ investment in the Fund. There will be no change in how TAS would manage the Fund on a day-to-day basis. There will be no changes to the investment advisory fee schedule and TAS management has represented that, as a result of the Reorganization, there will be no changes to the nature, extent or quality of the services that TAS will provide to the Fund under the new advisory agreement. There are no anticipated changes to TIP’s officers or the Fund’s portfolio managers as a result of the Reorganization or the new advisory agreement. There will be no changes to the Fund’s investment objective or investment policies and strategies. There will be no changes to the Fund’s money managers or any of their fees, nor will there be any changes to the Fund’s other services providers or any fees for advisory services or administrative services. Finally, the Reorganization and the new advisory agreement will not impact or alter the duties of the TIP trustees to act independently and with due care and in the interests of the Fund.

Please keep this supplement for future reference; it is not a solicitation of any proxy.